Exhibit 10.21

EXECUTION VERSION

INCREMENTAL FACILITY AND AMENDMENT AGREEMENT dated as of February 9, 2018 (this “Agreement”), among DROPBOX, INC., the LENDERS and ISSUING BANKS party hereto, the GUARANTORS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent.

Reference is made to the Revolving Credit and Guaranty Agreement dated as of March 20, 2014, as amended and restated as of April 3, 2017 (as so amended and restated and as it may be further amended, supplemented or otherwise modified from time to time, the “Revolving Credit and Guaranty Agreement”), among Dropbox, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto, the Guarantors party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the meanings assigned to them in the Revolving Credit and Guaranty Agreement, as amended hereby.

WHEREAS, pursuant to the Revolving Credit and Guaranty Agreement, the Lenders have agreed to extend and have extended credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

WHEREAS, the Borrower desires to increase the Commitments under the Revolving Credit and Guaranty Agreement from $600,000,000 to $725,000,000 (the “Commitment Increase”).

WHEREAS, each of the Increasing Lenders (as defined below) is willing to increase its Commitment by, or extend a new Commitment equal to, the amount set forth opposite its name on Schedule A hereto pursuant to the terms and subject to the conditions set forth herein and in the Revolving Credit and Guaranty Agreement.

WHEREAS, JPMorgan Chase Bank, N.A. is acting as the sole lead arranger for this Agreement and the transactions contemplated hereby (in such capacity, the “Arranger”) and Jefferies LLC is acting as a Joint Bookrunner under the Revolving Credit and Guaranty Agreement.

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to effect certain other amendments to the Revolving Credit and Guaranty Agreement, all as set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Commitment Increase. (a) Each Person listed on Schedule A hereto (collectively, the “Increasing Lenders”) agrees that, on and as of the Effective Date (as defined below), the Commitment of such Increasing Lender shall increase by (or, if such Person is not a Lender, such Increasing Lender shall extend a Commitment equal to) the amount set forth opposite its name on Schedule A under the column entitled “Commitment Increase Amount/New Commitment Amount”.

(b) In the event any Loans are outstanding on the Effective Date, each of the Increasing Lenders, each other Lender and the Administrative Agent shall effect such payments as are contemplated by Section 2.19(e) of the Revolving Credit and Guaranty Agreement.

SECTION 2. Amendments to the Revolving Credit and Guaranty Agreement. On and as of the Effective Date:

(a) Schedule 2.1 of the Revolving Credit and Guarantee Agreement is hereby amended and restated in its entirety by Schedule B attached hereto.

(b) Section 1.1 of the Revolving Credit and Guaranty Agreement is hereby modified by adding the following definition in the appropriate alphabetical order:

“First Incremental Effective Date” means February 9, 2018.

(c) The definition of “Commitment” in Section 1.1 of the Revolving Credit and Guaranty Agreement is hereby amended by restating the last sentence thereof in its entirety to read as follows:

“The aggregate amount of the Lenders’ Commitments as of the First Incremental Effective Date is $725,000,000.”

(d) The definition of “Issuing Bank Sublimit” in Section 1.1 of the Revolving Credit and Guaranty Agreement is hereby replaced in its entirety with the following text:

“Issuing Bank Sublimit” means, at any time, (a) with respect to JPMCB in its capacity as Issuing Bank, $70,500,000, (b) with respect to GSLP in its capacity as Issuing Bank, $70,500,000, (c) with respect to DBNY in its capacity as Issuing Bank, $40,000,000, (d) with respect to BofA in its capacity as Issuing Bank, $40,000,000 and (e) with respect to any Lender that shall have become an Issuing Bank hereunder as provided in Section 2.4(i), such amount as set forth in the agreement referred to in Section 2.4(i) evidencing the appointment of such Lender (or its designated Affiliate) as an Issuing Bank.

(e) The definition of “Letter of Credit Sublimit” in Section 1.1 of the Revolving Credit and Guaranty Agreement is hereby amended by replacing “$150,000,000” in clause (a) thereof with “$187,500,000.”

(f) Section 2.19(a) of the Revolving Credit and Guaranty Agreement is hereby amended by replacing the final proviso in such Section with the following:

“provided, further, that at no time shall the total aggregate Commitment Increase hereunder effected after the First Incremental Effective Date exceed $275,000,000.”

(g) Section 6.1 of the Revolving Credit and Guaranty Agreement is hereby amended by removing “and” at the end of subsection (i), replacing “.” at the end of subsection (j) with “; and” and adding the following as subsection (k):

“(k) letters of credit (other than Letters of Credit hereunder) that are issued to secure obligations under leases, or are otherwise issued in the ordinary course of business.”

(h) Section 6.7 of the Revolving Credit and Guaranty Agreement is hereby amended by removing “and” at the end of subsection (n), replacing “.” at the end of subsection (o) with “; and” and adding the following as subsection (p):

“(p) Investments in accordance with the Dropbox Investment Policy as approved from time to time by the Board of Directors of the Company.”

SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) This Agreement has been duly authorized by all necessary corporate or other organizational and, if required, equity holder action of each of Loan Party and has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the Effective Date and after giving effect to the transactions contemplated hereby:

(i) the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct (A) in the case of the representations and warranties qualified as to materiality or “Material Adverse Effect”, in all respects and (B) otherwise, in all material respects, in each case on and as of the Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct or so true and correct in all material respects, as applicable, on and as of such prior date; and

(ii) no Default has occurred and is continuing.

SECTION 4. Conditions to Effectiveness. This Agreement shall become effective, as of the date first above written, on the first date (the “Effective Date”) on which each of the following conditions is satisfied:

(a) The Administrative Agent shall have received from the Borrower, the Required Lenders and each Increasing Lender either a counterpart of this Agreement signed on behalf of such party or evidence satisfactory to the Administrative Agent (which may include a facsimile transmission or transmission by electronic mail (in .pdf or .tif format)) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Agents and the Increasing Lenders and dated the Effective Date) of Fenwick & West LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received such certificates and such other documents as the Administrative Agent may reasonably request relating to the formation, incorporation or organization, as applicable, existence and good standing of the Borrower and the authorization of this Agreement and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer of the Borrower, confirming the accuracy of the representations and warranties set forth in this Agreement.

(e) The Administrative Agent shall have received all fees and expenses due and payable on or prior to the Effective Date to the Increasing Lenders, the Arranger and the Administrative Agent in connection with this Agreement, including, (i) to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable fees, charges and disbursements of counsel) required to be paid or reimbursed by the Borrowers under the Revolving Credit and Guaranty Agreement and (ii) to each Increasing Lender, an upfront fee in an aggregate amount equal to 0.30% of the aggregate principal amount of the Commitment Increase of such Increasing Lender.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Reaffirmation of Guarantee. Each Guarantor (as such term is defined in the Revolving Credit and Guaranty Agreement) hereby ratifies and affirms its obligations under the Revolving Credit and Guaranty Agreement and agrees that such Guarantor continues to unconditionally and irrevocably guarantee the prompt payment and performance of the Obligations (as modified pursuant to this Agreement).

SECTION 6. Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Issuing Banks or the Lenders under the Revolving Credit and Guaranty Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Revolving Credit and Guaranty Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Revolving Credit and Guaranty Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Effective Date, each reference in the Revolving Credit and Guaranty Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Revolving Credit and Guaranty Agreement as amended hereby, and each reference to the Revolving Credit and Guaranty Agreement in any other Loan Document shall be deemed to be a reference to the Revolving Credit and Guaranty Agreement as amended hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Revolving Credit and Guaranty Agreement and the other Loan Documents. To the extent any Increasing Lender is not already a Lender under the Revolving Credit and Guaranty Agreement, (i) the Administrative Agent hereby approves such Increasing Lender as a Lender under the Revolving Credit and Guaranty Agreement and (ii) on and after the Effective Date, such Increasing Lender shall thereafter be deemed to be a party to the Revolving Credit and Guaranty Agreement and shall be entitled to all rights, benefits and privileges accorded a Lender thereunder and subject to all obligations of a Lender thereunder.

(c) Each of the Lenders party hereto hereby waives compliance by the Borrower with any notice or similar requirements set forth in Section 2.19 of the Revolving Credit and Guaranty Agreement with respect to the Commitment Increase effected hereby.

SECTION 7. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall be deemed an original, but all of which when taken together shall constitute a single contract. This Agreement, the Revolving Credit and Guaranty Agreement and the other Loan Documents constitute the entire contract among the parties hereto and thereto relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4 hereof, this Agreement shall become effective when it shall have been executed by the Administrative Agent and the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto, the Lenders and their respective successors and permitted assigns (it being agreed to no party hereto may assign its rights or obligations hereunder except in accordance with the Revolving Credit and Guaranty Agreement). Delivery of an executed counterpart of a signature page of this Agreement by facsimile, electronic mail (in .pdf or .tif format) or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement may not be waived, amended or otherwise modified except in accordance with Section 10.2 of the Revolving Credit and Guaranty Agreement.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 10. Incorporation by Reference. The provisions of Sections 10.9(b), 10.9(c), 10.9(d) and 10.10 of the Revolving Credit and Guaranty Agreement are hereby incorporated by reference as if set forth in full herein, mutatis, mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

DROPBOX, INC.,

by	/s/ Ajay Vashee
Name: Ajay Vashee
Title: Chief Financial Officer and Treasurer

DROPBOX HOLDING, LLC,

by	/s/ Ajay Vashee
Name: Ajay Vashee
Title: Vice President and Treasurer

[Signature Page to Incremental Facility and Amendment Agreement]

JPMORGAN CHASE BANK, N.A., as the Administrative Agent. and as a Lender and an Issuing Bank,

by	/s/ John G. Kowalczuk
Name: John G. Kowalczuk
Title: Executive Director

[Signature Page to Incremental Facility and Amendment Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender and an Issuing Bank,

by	/s/ Thomas Manning
Name: Thomas Manning
Title: Authorized Signatory

Thomas M. Manning Authorized Signatory

[Signature Page to Incremental Facility and Amendment Agreement]

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank,

by	/s/ Janet Fung
Name: Janet Fung
Title: Vice President

[Signature Page to Incremental Facility and Amendment Agreement]

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as a Lender,

by	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

by	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH, as an Issuing Bank,

by	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

by	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

[Signature Page to Incremental Facility and Amendment Agreement]

ROYAL BANK OF CANADA, as a Lender,

by	/s/ Kamran Khan
Name: Kamran Khan
Title: Authorized Signatory

[Signature Page to Incremental Facility and Amendment Agreement]

MACQUARIE CAPITAL FUNDING LLC, as a Lender,

by	/s/ Mimi Shih
Name: Mimi Shih
Title: Authorized Signatory

/s/ Ayesha Farooqi
Name: Ayesha Farooqi
Title: Authorized Signatory

[Signature Page to Incremental Facility and Amendment Agreement]

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC, as a Lender,

by	/s/ John Stacconi
Name: John Stacconi
Title: Managing Director and Treasurer

[Signature Page to Incremental Facility and Amendment Agreement]

SCHEDULE A

Commitment Increase or New Commitment

Lender	Commitment Increase Amount /New Commitment Amount
JPMorgan Chase Bank, N.A.		$50,000,000
Goldman Sachs Lending Partners LLC		$50,000,000
Jefferies Leveraged Credit Products, LLC		$25,000,000

Total	US$	125,000,000

SCHEDULE B

Schedule 2.1 Commitments

Lender	Commitment
JPMorgan Chase Bank, N.A.		$180,000,000
Goldman Sachs Lending Partners LLC		$165,000,000
Bank of America, N.A.		$115,000,000
Deutsche Bank AG Cayman Islands Branch		$115,000,000
Royal Bank of Canada		$75,000,000
Macquarie Capital Funding LLC		$50,000,000
Jefferies Leveraged Credit Products, LLC		$25,000,000

Total	US$	725,000,000